UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 26, 2007

Commission file number: 033-74194-01

REMINGTON ARMS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware                             51-0350935

(State or other jurisdiction of incorporation or organization)                          (I.R.S. Employer Identification No.)

870 Remington Drive

P.O. Box 700

Madison, North Carolina 27025-0700

(Address of principal executive offices)

(Zip Code)

(336) 548-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K has 3 pages

ITEM 5.02 (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On January 26, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Remington Arms Company, Inc. (the “Company”) approved the 2007 Annual Incentive Compensation Plan (the “2007 Plan”). The 2007 Plan is a cash bonus plan involving the Company’s Named Executive Officers and certain other employees. Under the 2007 Plan, participants are generally entitled to receive a cash bonus if the Company’s Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), as adjusted for certain non-recurring or unusual transactions, exceeds certain target thresholds for the fiscal year ending December 31, 2007. Each participant is generally entitled to receive 5% of his target bonus for each 1% of Adjusted EBITDA beginning at 81% of the Adjusted EBITDA threshold up to a maximum of 110% of Adjusted EBITDA.

        In connection with its approval of the 2007 Plan, on February 8, 2007 the Committee approved a working capital holdback of 10% of the bonus for the Named Executive Officers and certain other individuals if specific monthly goals relating to working capital are not met.

        A summary of the 2007 Plan will be disclosed as an exhibit in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

        The following table illustrates the potential compensation, based on a percentage of the fiscal year 2007 base salaries, related to the 2007 plan for the December 31, 2006 Named Executive Officers:

Name	Title	Bonus Target	Bonus Target Earned at 81% of Adjusted EBITDA	Bonus Target Earned at 100% of Adjusted EBITDA	Bonus Target Earned at 110% of Adjusted EBITDA

Thomas L. Millner	President and Chief Executive Officer	$580,800	$29,000	$580,800	$871,200

Stephen P. Jackson, Jr.	Senior Vice President, Chief Financial Officer Treasurer and Corporate Secretary	$225,000	$11,300	$225,000	$337,500

Paul L. Cahan	Senior Vice President, Engineering and Manufacturing	$266,900	$13,300	$266,900	$400,400

Mark A. Little	Executive Vice President, Chief Administrative Officer	$161,700	$8,100	$161,700	$242,600

John M. Dwyer, Jr.	Vice President-Sales and Marketing, Ammunition & Clay Targets	$116,500	$5,800	$116,500	$174,800

Don H. Campbell	Vice President-Sales and Marketing, Firearms	$105,900	$5,300	$105,900	$158,900

        Also on January 26, 2007, the Committee approved new base salaries for the following Named Executive Officers, effective immediately, in the amounts indicated below:

Name	Title	New Base Salary

Thomas L. Millner	President and Chief Executive Officer	$580,800

Paul L. Cahan	Senior Vice President, Engineering and Manufacturing	$296,500

John M. Dwyer, Jr	Vice President - Sales and Marketing, Ammunition and Clay Targets	$194,200

Don H. Campbell	Vice President - Sales and Marketing, Firearms	$176,550

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMINGTON ARMS COMPANY, INC.

/s/ Stephen P. Jackson, Jr.
Stephen P. Jackson, Jr.
Senior Vice President, Chief Financial Officer
Treasurer and Corporate Secretary
(Principal Financial Officer)

February 16, 2007